LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

              SCHEDULE OF PERFORMANCE QUOTATIONS
         ENDING REDEEMABLE VALUE PURSUANT TO SEC RULES

                            N
                     P (1+T)   =  ERV

         Where       P = Initital payment of $1,000
                     T = Average annual total return
                     N = Number of years

From Commencement
                N =       5.5

                      REINV.                TOTAL
  DATE    INVESTMENT   DIV.     SHARES     SHARES      NAV        VALUE
-------------------------------------------------------------------------
01/02/92   $1,000.00     -       490.196    490.196     2.04    1,000.00
12/29/93               17.700      6.506    496.702
12/29/94               18.920      6.164    502.866
12/28/95               12.620      4.818    507.684
12/27/96               20.510      9.156    516.840
06/30/97                                    516.840     1.78      919.98


                 1/n                       0.181818
            (erv)                 919.98
   T =     -------     - 1 =    --------              - 1 =      -0.0151
             (P)                1,000.00


                                           5.500000
  ERV =        1,000    (1 +     -0.0151 )              =        $919.98


The original inception date was August 30, 1984. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment results for periods prior to that date are not reflected in this calculation.

LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

              SCHEDULE OF PERFORMANCE QUOTATIONS
         ENDING REDEEMABLE VALUE PURSUANT TO SEC RULES

                            N
                     P (1+T)   =  ERV

         Where       P = Initital payment of $1,000
                     T = Average annual total return
                     N = Number of years

       5 Year:

                      REINV.                TOTAL
  DATE    INVESTMENT   DIV.     SHARES     SHARES      NAV        VALUE
-------------------------------------------------------------------------
06/30/92   $1,000.00     -       746.269    746.269     1.34    1,000.00
12/29/93               26.940      9.905    756.174
12/29/94               28.810      9.384    765.558
06/28/96               19.220      7.334    772.892
12/27/96               31.220     13.940    786.832
06/30/97                                    786.832     1.78    1,400.56


                 1/n                         0.2000
            (erv)                1400.56
   T =     -------     - 1 =    --------              - 1 =       0.0697
             (P)                1,000.00


                                                  5
  ERV =        1,000    (1 +      0.0697 )              =      $1,400.56

 LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

              SCHEDULE OF PERFORMANCE QUOTATIONS
         ENDING REDEEMABLE VALUE PURSUANT TO SEC RULES

                            N
                     P (1+T)   =  ERV

         Where       P = Initital payment of $1,000
                     T = Average annual total return
                     N = Number of years

This calculation includes the maximum 5.75% initital sales charge and assumes reinvestment of dividends.

       1 Year:

                      REINV.                TOTAL
  DATE    INVESTMENT   DIV.     SHARES     SHARES      NAV        VALUE
-------------------------------------------------------------------------
06/28/96   $1,000.00     -       335.570    335.570     2.98    1,000.00
12/27/96                13.56      6.052    341.622
06/30/97                                    341.622     1.78      608.09


                 1/n                         1.0000
            (erv)                 608.09
   T =     -------     - 1 =    --------              - 1 =      -0.3919
             (P)                1,000.00


                                                  1
  ERV =        1,000    (1 +     -0.3919 )              =        $608.09

 LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

              SCHEDULE OF PERFORMANCE QUOTATIONS
         Total Return pursuant to non-standardized computation*

                            N
                     P (1+T)   =  Total Return

         Where       P = Initital payment of $1,000
                     T = Average annual total return
                     N = Number of years

From Commencement
                N =        5.5

                       REINV.                TOTAL
  DATE    INVESTMENT    DIV.     SHARES     SHARES      NAV        VALUE
--------------------------------------------------------------------------
01/02/92   $1,000.00     -        520.833    520.833     1.92    1,000.00
12/29/93                18.800      6.913    527.746
12/29/94                20.110      6.550    534.296
12/28/95                13.410      5.119    539.415
12/27/96                21.790      9.729    549.144
06/30/97                                     549.144     1.78      977.48


                 1/n                        0.181818
            (erv)                  977.48
   T =     -------      - 1 =    --------              - 1 =      -0.0041
             (P)                 1,000.00


Total                                       5.500000
Return =       1,000     (1 +     -0.0041 )              =        $977.48


The original inception date was August 30, 1984. Prior to January, 1992 the Fund was managed by a different investment adviser. Investment results for periods prior to that date are not reflected in this calculation.

*Non-standardized computation does not include the initial sales charge.

 LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

              SCHEDULE OF PERFORMANCE QUOTATIONS
         Total Return pursuant to non-standardized computation*

                            N
                     P (1+T)   =  Total Return

         Where       P = Initital payment of $1,000
                     T = Average annual total return
                     N = Number of years

       5 Year:

                       REINV.                TOTAL
  DATE    INVESTMENT    DIV.     SHARES     SHARES      NAV        VALUE
--------------------------------------------------------------------------
06/30/92   $1,000.00     -        793.651    793.651     1.26    1,000.00
12/29/93                28.650     10.533    804.184
12/29/94                30.640      9.980    814.164
06/28/96                20.440      7.800    821.964
12/27/96                33.210     14.825    836.789
06/30/97                                     836.789     1.78    1,489.48


                 1/n                          0.2000
            (erv)                 1489.48
   T =     -------      - 1 =    --------              - 1 =       0.0829
             (P)                 1,000.00


Total                                              5
Return =       1,000     (1 +      0.0829 )              =      $1,489.48


*Non-standardized computation does not include the initial sales charge.

 LEXINGTON STRATEGIC INVESTMENTS FUND, INC.

              SCHEDULE OF PERFORMANCE QUOTATIONS
         Total Return pursuant to non-standardized computation*

                            N
                     P (1+T)   =  Total Return

         Where       P = Initital payment of $1,000
                     T = Average annual total return
                     N = Number of years

       1 Year:

                       REINV.                TOTAL
  DATE    INVESTMENT    DIV.     SHARES     SHARES      NAV        VALUE
--------------------------------------------------------------------------
06/28/96   $1,000.00     -        355.872    355.872     2.81    1,000.00
12/27/96                 14.38      6.418    362.290
06/30/97                                     362.290     1.78      644.88


                 1/n                          1.0000
            (erv)                  644.88
   T =     -------      - 1 =    --------              - 1 =      -0.3551
             (P)                 1,000.00


Total                                              1
Return =       1,000     (1 +     -0.3551 )              =        $644.88



*Non-standardized computation does not include the initial sales charge.